UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 29, 2021
MOLECULIN BIOTECH, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37758	47-4671997
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

5300 Memorial Drive, Suite 950, Houston ,TX 77007
(Address of principal executive offices and zip code)

(713) 300-5160
(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	MBRX	The NASDAQ Stock Market LLC

EXPLANTORY NOTE

This amendment to the Form 8-K filed January 29, 2021 is being filed solely to include the table set forth in Item 8.01 showing the impact of the Reverse Stock Split on the Company’s net loss per common share – basic and diluted; weighted average common shares outstanding – basic and diluted; and shares issued and outstanding, as of December 31, 2019 and 2018. No other changes have been made to the originally filed Form 8-K.

Item 3.03.	Material Modifications of Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 herein is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Moleculin Biotech, Inc. (the “Company”) annual meeting of stockholders completed on June 15, 2020, the stockholders of the Company approved an amendment to the Company’s amended and restated certificate of incorporation (the “Amendment”) to effect the reverse stock split at a ratio in the range of 1-for-2 to 1-for-8, with such ratio to be determined in the discretion of the Company’s board of directors and with such reverse stock split to be effected at such time and date, if at all, as determined by the Company’s board of directors in its sole discretion prior to the one-year anniversary of the annual meeting.

Pursuant to such authority granted by the Company’s stockholders, the Company’s board of directors approved a one-for-six(1:6) reverse stock split (the “Reverse Stock Split”) of the Company’s common stock and the filing of the Amendment to effectuate the Reverse Stock Split. The Amendment was filed with the Secretary of State of the State of Delaware and the Reverse Stock Split will become effective in accordance with the terms of the Amendment at 5:00 p.m. Eastern Time on January 29, 2021 (the “Effective Time”). The Amendment provides that, at the Effective Time, every six shares of the Company’s issued and outstanding common stock will automatically be combined into one issued and outstanding share of common stock, without any change in par value per share, which will remain $0.001.

As a result of the Reverse Stock Split, the number of shares of common stock outstanding will be reduced from approximately 72 million shares to approximately 12 million shares, and the number of authorized shares of common stock will remain at 100 million shares. As a result of the Reverse Stock Split, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or vesting of all outstanding stock options, restricted stock unit awards and warrants, which will result in a proportional decrease in the number of shares of the Company’s common stock reserved for issuance upon exercise or vesting of such stock options, restricted stock unit awards and warrants, and, in the case of stock options and warrants, a proportional increase in the exercise price of all such stock options and warrants. In addition, the number of shares reserved for issuance under the Company’s equity compensation plan immediately prior to the Effective Time will be reduced proportionately.

No fractional shares will be issued as a result of the Reverse Stock Split. Stockholders of record who would otherwise be entitled to receive a fractional share will be entitled to the rounding up of the fractional share to the nearest whole number. The Reverse Stock Split will be effective at 5:00 p.m., Eastern Time, on January 29, 2021, and the Company’s common stock is expected to begin trading on a Reverse Stock Split-adjusted basis on The Nasdaq Capital Market at the open of the markets on February 1, 2021. The trading symbol for the common stock will remain “MBRX.” The Company’s post-Reverse Stock Split common stock has a new CUSIP number (CUSIP No. 60855D200), but the par value and other terms of the common stock are not affected by the Reverse Stock Split.

The summary of the of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01	Other Events

On January 29, 2021, the Company issued a press release to announce that today announced that it filed a certificate of amendment to its certificate of incorporation with the Secretary of State of the State of Delaware to effect a 1-for-6 reverse stock split of its common stock. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

The table below sets forth the impact of the Reverse Stock Split on the Company’s net loss per common share – basic and diluted; weighted average common shares outstanding – basic and diluted; and shares issued and outstanding, as of December 31, 2019 and 2018:

	(In thousands, except for share and per share data)
	(Unaudited)
		After Reverse stock split/6		After Reverse stock split/6
Financial statement data:	12/31/2019	12/31/2019	12/31/2018	12/31/2018

Net loss	$(13,205)	$(13,205)	$(11,876)	$(11,876)
Net loss per common share - basic and diluted	$(0.32)	$(1.95)	$(0.46)	$(2.75)
Weighted average common shares outstanding - basic and diluted	40,721,406	6,786,901	25,904,170	4,317,362
Shares issued and outstanding	45,727,700	7,621,283	28,528,663	4,754,777

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Moleculin Biotech, Inc., filed with the Secretary of State of the State of Delaware.*
99.1	Press Release dated January 29, 2021 *
104	Cover page Interactive Data File (embedded within the Inline XBRL document)
*	Previously filed on Form 8-K filed January 29, 2021.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLECULIN BIOTECH, INC.

Date: February 3, 2021

By:	/s/ Jonathan P. Foster
Jonathan P. Foster
Chief Financial Officer

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